                                                                    EXHIBIT 99.A

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2002, of ANR Pipeline Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Somerhalder II, Chairman of the Board (Principal Executive Officer), certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ John W. Somerhalder II
                                     -------------------------------------------
                                     John W. Somerhalder II
                                     Chairman of the Board
                                     (Principal Executive Officer)

                                     August 13, 2002